UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)                                                             (Zip code)

Peter V. Bonanno, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP 200 Clarendon Street 27th Floor Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 655-4400

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2011

Item 1. Schedule of Investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments
December 31, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value
Secured Debt Obligations — 29.8%
Senior Term Loans(a) — 7.7%
Consumer Cyclical Services — 0.6%
Mercury Payment Systems (NR/NR)
	$3,009,875	6.500%	07/03/17	$2,994,826

Entertainment — 1.8%
Caesars Entertainment Operating Co. (B/B3)
	9,880,000	3.418	01/28/15	8,564,774

Finance — 2.2%
Springleaf Finance Corp. (NR/NR)
	12,021,000	5.500	05/10/17	10,440,719

Gaming — 0.5%
Chester Downs and Marina LLC (B/B3)
	2,685,776	12.375	07/29/16	2,690,261

Media — Non Cable — 1.7%
Univision Communications, Inc. (B-/B2)
	8,597,972	2.296	09/29/14	8,189,568

Pharmaceuticals — 0.3%
Pharmaceutical Product Development, Inc. (NR/NR)
	1,300,000	6.250	12/05/18	1,290,458

Real Estate Investment Trust — 0.6%
iStar Financial, Inc. (NR/NR)
	2,884,739	5.000	06/28/13	2,861,662

TOTAL SENIOR TERM LOANS				$37,032,268

Other Secured Debt Obligations — 22.1%
Automotive(b)(c) — 2.1%
Chrysler Group LLC/CG Co-Issuer, Inc. (B/B2)
	$1,059,000	8.000%	06/15/19	$966,337
	7,504,000	8.250	06/15/21	6,809,880
Pittsburgh Glass Works LLC (B+/B2)
	2,672,000	8.500	04/15/16	2,591,840

				10,368,057

Consumer Products(b) — 0.2%
ACCO Brands Corp. (BB-/B1)
	774,000	10.625	03/15/15	861,075

Entertainment(b) — 1.7%
MU Finance PLC (NR/NR)
	6,406,000	8.375 (c)	02/01/17	6,694,270
GBP	871,000	8.750	02/01/17	1,406,770

				8,101,040

Finance(b)(c) — 4.9%
CIT Group, Inc. (B+/B2)
	$16,321,000	7.000	05/04/15	16,361,802
	7,317,000	7.000	05/02/16	7,317,000

				23,678,802

Principal		Interest	Maturity
Amount		Rate	Date	Value
Secured Debt Obligations — (continued)
Gaming(b) — 5.0%
MGM Resorts International (B+/Ba2)
	$19,022,000	10.375%	05/15/14	$21,732,635
Yonkers Racing Corp. (B+/B1)(c)
	2,139,000	11.375	07/15/16	2,203,170

				23,935,805

Health Care — Services — 2.0%
HCA, Inc. (BB/Ba3)(b)
	8,600,000	8.500	04/15/19	9,417,000
US Oncology, Inc. (NR/NR)
	5,876,000	9.125	08/15/17	73,450

				9,490,450

Lodging(b) — 2.3%
Felcor Lodging LP (B-/B2)
	8,677,000	10.000	10/01/14	9,501,315
	1,823,000	6.750	06/01/19	1,750,080

				11,251,395

Media — Cable(b)(c) — 0.4%
LBI Media, Inc. (B-/B2)
	2,106,000	9.250	04/15/19	1,869,075

Packaging(b) — 1.2%
Reynolds Group Issuer, Inc. (BB-/Ba3)
	4,573,000	8.750 (c)	10/15/16	4,813,083
EUR	724,000	8.750	10/15/16	965,148

				5,778,231

Paper(b)(c) — 0.2%
AbitibiBowater, Inc. (BB-/B1)
	$1,111,000	10.250	10/15/18	1,224,878

Services Cyclical — Rental Equipment(b) — 1.5%
Hertz Holdings Netherlands BV (B+/B1)
EUR	5,380,000	8.500	07/31/15	7,154,552

Tobacco(b) — 0.6%
Vector Group Ltd. (NR/B1)
	$2,826,000	11.000	08/15/15	2,910,780

TOTAL OTHER SECURED DEBT OBLIGATIONS				$106,624,140

TOTAL SECURED DEBT OBLIGATIONS				$143,656,408

Unsecured Debt Obligations — 54.9%
Automotive(b) — 0.3%
Jaguar Land Rover PLC (B+/B1)(c)
	$523,000	8.125%	05/15/21	$495,564
UCI International, Inc. (CCC+/B3)
	1,085,000	8.625	02/15/19	1,052,450

				1,548,014

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value
Unsecured Debt Obligations — (continued)
Automotive Parts(b) — 0.1%
Meritor, Inc. (CCC+/B3)
$384,000	8.125%		09/15/15	$349,440

Brokerage — 1.4%
E*Trade Financial Corp. (B-/B2)(b)
1,723,000	7.875		12/01/15	1,735,922
1,755,000	6.750		06/01/16	1,702,350
E*Trade Financial Corp. (B-/NR)(b)
302,000	12.500		11/30/17	342,770
Morgan Stanley (A-/A2)
2,088,000	0.691	(d)	01/09/14	1,889,137
1,304,000	2.875	(b)	01/24/14	1,245,072

				6,915,251

Chemicals(b) — 0.4%
CF Industries, Inc. (BB+/Ba1)
1,649,000	6.875		05/01/18	1,888,105

Electric(b) — 1.0%
Midwest Generation LLC (B+/Ba3)
4,949,587	8.560		01/02/16	4,999,083

Energy — Exploration & Production(b) — 17.5%
BreitBurn Energy Partners LP (B/B3)
538,000	8.625		10/15/20	562,210
Brigham Exploration Co. (BBB+/Caa1)
2,309,000	8.750		10/01/18	2,822,752
Carrizo Oil & Gas, Inc. (B-/B3)(c)
625,000	8.625		10/15/18	631,250
Chesapeake Energy Corp. (BB+/Ba3)
4,046,000	9.500		02/15/15	4,622,555
Cimarex Energy Co. (BB+/Ba2)
4,488,000	7.125		05/01/17	4,684,350
Kodiak Oil & Gas Corp. (B-/Caa1)(c)
1,166,000	8.125		12/01/19	1,209,725
Newfield Exploration Co. (BB+/Ba2)
981,000	6.625		09/01/14	985,905
5,841,000	6.625		04/15/16	5,987,025
Oasis Petroleum, Inc. (B-/Caa1)
270,000	7.250		02/01/19	278,100
6,730,000	6.500		11/01/21	6,645,875
Petrohawk Energy Corp. (BBB+/Baa3)
16,808,000	7.875		06/01/15	17,900,520
4,478,000	6.250		06/01/19	4,931,398
Plains Exploration & Production Co. (BB/B1)
279,000	8.625		10/15/19	306,203
2,197,000	7.625		04/01/20	2,367,267
2,238,000	6.625		05/01/21	2,335,912
9,536,000	6.750		02/01/22	9,893,600
Quicksilver Resources, Inc. (B/B2)
6,260,000	8.250		08/01/15	6,463,450
Quicksilver Resources, Inc. (B-/B3)
2,739,000	7.125		04/01/16	2,711,610
SM Energy Co. (BB/B1)(c)
1,253,000	6.625		02/15/19	1,290,590
Southwestern Energy Co. (BBB-/Ba1)
184,000	7.500		02/01/18	212,060
Swift Energy Co. (B+/B3)
697,000	7.125		06/01/17	693,515
831,000	8.875		01/15/20	872,550
4,640,000	7.875	(c)	03/01/22	4,616,800

Principal		Interest		Maturity
Amount		Rate		Date	Value
Unsecured Debt Obligations — (continued)
Energy — Exploration & Production(b) — (continued)
Venoco, Inc. (B/Caa1)
	$1,170,000	8.875%		02/15/19	$1,047,150
Whiting Petroleum Corp. (BB/Ba3)
	525,000	7.000		02/01/14	563,063

					84,635,435

Energy — Independent(b) — 0.4%
Rosetta Resources, Inc. (B+/Caa1)
	1,932,000	9.500		04/15/18	2,086,560

Finance — 16.0%
Ally Financial, Inc. (B+/B1)
	7,387,000	6.750		12/01/14	7,423,935
	4,026,000	6.750		12/01/14	4,046,130
	3,090,000	0.000	(b)(e)	06/15/15	2,286,600
FCE Bank PLC (BBB-/Ba1)
EUR	500,000	7.250		07/15/13	663,303
	2,600,000	9.375		01/17/14	3,625,843
	8,094,000	4.750		01/19/15	10,213,876
GMAC International Finance BV (B+/B1)
	2,483,000	7.500		04/21/15	3,036,875
International Lease Finance Corp. (BBB-/B1)
	$1,115,000	5.350		03/01/12	1,112,212
	1,115,000	0.748	(d)	07/13/12	1,078,763
	3,996,000	6.375		03/25/13	3,986,010
	4,385,000	5.875		05/01/13	4,330,187
	6,880,000	5.625		09/20/13	6,751,000
iPayment, Inc. (CCC+/B3)(b)(c)
	1,438,000	10.250		05/15/18	1,351,720
National Money Mart Co. (B+/B2)(b)
	2,859,000	10.375		12/15/16	3,051,982
SLM Corp. (BBB-/Ba1)
EUR	13,750,000	3.125		09/17/12	17,334,120
	$4,691,000	5.000		10/01/13	4,713,620
	1,276,000	5.375		05/15/14	1,290,922
	802,000	6.250	(b)	01/25/16	783,976

					77,081,074

Health Care — Medical Products(b) — 7.9%
Alere, Inc. (B/B2)
	3,353,000	7.875		02/01/16	3,361,383
Bausch & Lomb, Inc. (B/Caa1)
	12,904,000	9.875		11/01/15	13,549,200
DJO Finance LLC/DJO Finance Corp. (B-/B3)
	22,475,000	10.875		11/15/14	21,014,125

					37,924,708

Media — Non Cable(b) — 0.5%
Lamar Media Corp. (B+/B1)
	2,140,000	6.625		08/15/15	2,177,450

Packaging(b)(c) — 1.2%
Reynolds Group Issuer, Inc. (B-/Caa1)
	5,829,000	9.875		08/15/19	5,654,130

Paper(b)(c) — 0.5%
Georgia-Pacific LLC (A-/Baa3)
	1,322,000	8.250		05/01/16	1,468,689

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value
Unsecured Debt Obligations — (continued)
Paper(b)(c) — (continued)
Xerium Technologies, Inc. (B/B3)
	$1,047,000	8.875%	06/15/18	$947,535

				2,416,224

Services Cyclical — Business Services(b) — 0.4%
Iron Mountain, Inc. (B+/B1)
	2,100,000	6.625	01/01/16	2,100,000

Services Cyclical — Rental Equipment(b) — 3.1%
B-Corp Merger Sub, Inc. (CCC+/Caa1)(c)
	656,000	8.250	06/01/19	623,200
Hertz Corp. (B/B2)
EUR	1,733,000	7.875	01/01/14	2,220,507
RSC Equipment Rental, Inc. (B-/Caa1)
	$12,024,000	9.500	12/01/14	12,354,660

				15,198,367

Telecommunications-Wireless(b) — 3.1%
Nextel Communications, Inc. (B+/B1)
	2,488,000	6.875	10/31/13	2,475,560
	1,933,000	5.950	03/15/14	1,860,513
Sprint Capital Corp. (B+/B3)
	5,747,000	6.900	05/01/19	4,712,540
	3,029,000	6.875	11/15/28	2,158,162
Sprint Nextel Corp. (B+/B3)
	2,227,000	6.000	12/01/16	1,859,545
	2,205,000	8.375	08/15/17	1,976,231

				15,042,551

Telecommunications-Wirelines(b) — 1.1%
Cincinnati Bell, Inc. (B/B1)
	2,773,000	8.250	10/15/17	2,766,068
	2,457,000	8.375	10/15/20	2,457,000

				5,223,068

TOTAL UNSECURED DEBT OBLIGATIONS				$265,239,460

Convertible Debt Obligations — 0.8%
Energy — Exploration & Production(f) — 0.4%
PetroBakken Energy Ltd. (NR/NR)
	$2,100,000	3.125%	02/08/16	$1,943,550

Food & Drug Retailers(g) — 0.0%
Great Atlantic & Pacific Tea Co. (NR/WR)
	3,743,000	5.125	06/15/11	37,430
	1,375,000	6.750 (b)	12/15/12	13,750

				51,180

Noncaptive — Financial(b)(f) — 0.2%
Dollar Financial Corp. (NR/NR)
	950,000	2.875	06/30/27	1,015,502

Pipelines(b)(f) — 0.2%
Carrizo Oil & Gas, Inc. (NR/NR)
	691,000	4.375	06/01/28	685,825

TOTAL CONVERTIBLE DEBT OBLIGATIONS				$3,696,057

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations — 4.2%
Alabama — 0.7%
Butler Industrial Development Board Solid Waste Disposal RB for Georgia Pacific Corp. Project Series 2004 (AMT) (A-/NR)
$3,350,000	5.750%	09/01/28	$3,370,971

Georgia — 0.2%
Brunswick & Glynn County Development Authority RB Georgia Pacific Corp. Series 1998 (NR/Baa3)
1,000,000	5.550	03/01/26	999,990

Indiana — 0.2%
Jasper County Industrial Economic Development RB for Georgia Pacific Corp. Project Series 1997 (NR/Baa3)
1,165,000	5.625	12/01/27	1,165,023

New York — 1.9%
New York City Industrial Development Agency RB for Liberty Interactive Corp. Project Series 2005 (BBB-/Ba2)
9,495,000	5.000	09/01/35	9,075,891

Oregon — 1.2%
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1997 (NR/Baa3)
5,875,000	5.700	12/01/25	5,875,587

TOTAL MUNICIPAL DEBT OBLIGATIONS			$20,487,462

Principal
Amount	Description	Value
Other(h) — 0.1%
Food & Drug Retailers — 0.1%
562,980	Great Atlantic & Pacific Tea Co.	$450,384

Shares	Description	Value
Private Common Equity(i) — 0.3%
Capital Markets — 0.3%
97,905	DeepOcean Group Holding	$1,566,480

Shares	Rate	Value
Preferred Stocks(b)(d) — 1.3%
Ally Financial, Inc.
97,379	8.500%	$1,790,800

GMAC Capital Trust I
223,734	8.125	4,340,216

TOTAL PREFERRED STOCKS		$6,131,016

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT		$441,227,267

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-term Investment(j) — 8.4%
Repurchase Agreement — 8.4%
Joint Repurchase Agreement Account II
$40,600,000	0.042%	01/03/12	$40,600,000

TOTAL INVESTMENTS — 99.8%			$481,827,267

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%			932,413

NET ASSETS — 100.0%			$482,759,680

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at December 31, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b) Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $69,140,538, which represents approximately 14.3% of net assets as of December 30, 2011.

(d) Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(e) Issued with a zero coupon. Income is recognized through the accretion of discount.

(f) Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g) Security is currently in default and/or non-income producing.

(h) Represents a commitment fee, subject to certain contingencies, in consideration for the future purchase of a security. In addition, there is an unfunded commitment of $6,000,000 related to the purchase of the security.

(i) Represents a restricted security acquired on May 26, 2011 at a cost of $2,045,096.

(j) Joint repurchase agreement was entered into on December 30, 2011. Additional information appears in the Notes to the Schedule of Investments section.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	— Euro
GBP	— British Pound

Investment Abbreviations:
AMT	— Alternative Minimum Tax
NR	— Not Rated
RB	— Revenue Bond
WR	— Withdrawn Rating

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Citibank NA	USD/EUR	01/17/12	$11,099,461	$989,715
	USD/EUR	02/15/12	12,908,163	1,290,843
	USD/EUR	03/12/12	8,288,476	589,860
	USD/EUR	03/16/12	518,054	29,786
	USD/EUR	03/23/12	14,221,769	934,035
	USD/EUR	06/11/12	648,423	22,345
	USD/GBP	03/23/12	4,150,889	26,698

TOTAL				$3,883,282

SWAP CONTRACTS — At December 31, 2011, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	Received		December 31,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(a)	Value	by the Fund	Gain (Loss)

Protection Sold:
	CDX North America
Citibank NA	High Yield Index 17	$4,128	5.000%	12/20/16	680	$(282,648)	$(335,323)	$52,675
Credit Suisse International (London)	CDX North America
	High Yield Index 17	5,504	5.000	12/20/16	680	(376,864)	(435,063)	58,199

TOTAL						$(659,512)	$(770,386)	$110,874

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2011.

TAX INFORMATION — At December 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$490,229,660

Gross unrealized gain	7,934,519
Gross unrealized loss	(16,336,912)

Net unrealized security loss	$(8,402,393)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS
Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if Goldman Sachs Asset Management, L.P. (“GSAM”) believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
     Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
     GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.
Fair Value of Investments — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
     The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
     The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of December 31, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Secured Debt Obligations	$—	$143,656,408	$—
Unsecured Debt Obligations	—	265,239,460	—
Convertible Debt Obligations	—	3,696,057	—
Municipal Debt Obligations	—	20,487,462	—
Other	—	—	450,384
Common Stock and/or Other Equity Investments	—	6,131,016	1,566,480
Short-term Investments	—	40,600,000	—

Total	$—	$479,810,403	$2,016,864

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$3,883,282	$—
Credit Default Swaps*	—	110,874	—

Total	$—	$3,994,156	$—

* Amount shown represents unrealized gain (loss) at period end.
     The following is a reconciliation of Level 3 investments for the period ended December 31, 2011:

Equity
	Private Common	Fixed Income
	Equity	Other

Beginning Balance as of April 1, 2011	$—	$—
Realized gain (loss)	—	—
Unrealized gain (loss) relating to instruments still held at reporting date	(478,616)	—
Purchases	2,045,096	450,384
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance as of December 31, 2011	$1,566,480	$450,384

Investments in Derivatives — The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
     During the period ended December 31, 2011, the Fund entered into certain derivative contract types. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Assets	Liabilities

Credit	$110,874	$—

Currency	3,883,282	—

Total	$3,994,156	$—

Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. (The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments.) Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Fund on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Fund must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.
     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.
     The Fund may invest in the following type of swap:
     A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
     As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
     The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.
Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2011, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 3, 2012, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value

$40,600,000	$40,600,192	$41,505,532

REPURCHASE AGREEMENTS — At December 31, 2011, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts

BNP Paribas Securities Co.	0.060%	$8,993,463

Credit Suisse Securities LLC	0.020	10,199,903

JPMorgan Securities LLC	0.040	9,342,234

Wells Fargo Securities LLC	0.050	12,064,400

TOTAL		$40,600,000

At December 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.500 to 5.000%	02/01/25 to 01/01/42

Federal National Mortgage Association	3.000 to 7.500	04/01/13 to 11/01/51

Government National Mortgage Association	3.500 to 5.500	12/15/26 to 12/20/41

U.S. Treasury Notes	0.125 to 5.125	12/31/11 to 08/15/20

Senior Term Loans — The Fund may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended settlement basis. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded Loan Commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Senior Term Loan. All Senior Term Loans and Unfunded Loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans including Unfunded Loan Commitments are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.
The Fund’s risks include, but are not limited to, the following:
Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS CREDIT STRATEGIES FUND
Schedule of Investments (continued)
December 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.
Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Item 2. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Goldman Sachs Credit Strategies Fund

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	February 27, 2012

By (Signature and Title)*	GEORGE F. TRAVERS, PRINCIPAL FINANCIAL OFFICER

Date	February 27, 2012

* Print the name and title of each signing officer under his or her signature.